AVONDALE INDUSTRIES, INC.

                                    401(k)

                                 SAVINGS PLAN

                          (Effective January 1, 1996)









































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                              AVONDALE INDUSTRIES, INC.
                                        401(k)
                                     SAVINGS PLAN

                                  TABLE OF CONTENTS

          Article                 Contents                          Section

          I.        DEFINITIONS
                      Accounts                                          1.1
                      Active Participant                                1.2
                      Affiliated Company                                1.3
                      Beneficiary                                       1.4
                      Board of Directors                                1.5
                      Code                                              1.6
                      Committee                                         1.7
                      Company                                           1.8
                      Compensation                                      1.9
                        Plan Compensation
                        Section 415 Compensation
                        Total Compensation
                      Disability                                       1.10
                      Disability Retirement Date                       1.11
                      Eligible Employee                                1.12
                      Employee                                         1.13
                      Employee-Deferral or Employee-Deferral
                       Contribution                                    1.14
                      Employee-Deferral Account                        1.15
                      Employee-Deferral Agreement                      1.16
                      Employer                                         1.17
                      Employer Contribution                            1.18
                      Employer Contribution Account                    1.19
                      Employer Discretionary Contribution              1.20
                      Entry Date                                       1.21
                      ERISA                                            1.22
                      Highly Compensated Employee                      1.23
                      Hour of Service                                  1.24
                      Matching Contribution                            1.25
                      Non-Highly Compensated Employee                  1.26
                      Non-Participating Employer                       1.27
                      Normal Retirement Date
                        and Normal Retirement Age                      1.28
                      One-Year Break-in-Service                        1.29
                      Parental Absence                                 1.30
                      Participant                                      1.31
                      Participating Employer                           1.32
                      Plan                                             1.33
                      Plan Year                                        1.34
                      Rollover Contribution Account                    1.35
                      Service Termination Date                         1.36
                      Trust or Trust Agreement                         1.37
                      Trustee                                          1.38
                      Trust Fund                                       1.39
                      Valuation Date                                   1.40
                      Vested Interest                                  1.41
                      Year of Service                                  1.42

                      II.PARTICIPATION
                      Commencement of Participation                     2.1
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                      Termination of Participation                      2.2
                      Participation Following Reemployment              2.3

                      III.EMPLOYEE-DEFERRALS
                      Employee-Deferrals                                3.1
                      Delivery of Employee-Deferral Contributions       3.2
                      Changes in and Discontinuance of
                        Employee-Deferrals                              3.3
                      Dollar Limitation                                 3.4
                      Return of Excess Deferral Amounts                 3.5
                      Non-Discrimination Rules                          3.6
                      Return of Excess Contributions                    3.7
                      Rollover Contributions                            3.8

                      IV.MATCHING CONTRIBUTIONS
                      Matching Contributions                            4.1
                      Forfeitures                                       4.2
                      Delivery of Contributions                         4.3
                      Adjustments if Employee-Deferral
                        Contributions Adjusted                          4.4
                      Discrimination
                        Test-Matching Contributions                     4.5
                      Qualified Matching Contributions, Qualified
                        Nonelective Contributions                       4.6

                      V.EMPLOYER DISCRETIONARY CONTRIBUTIONS
                      Employer Discretionary Contributions              5.1
                      Allocation of Employer Discretionary
                        Contributions                                   5.2
                      Top-Heavy Contributions                           5.3

                      VI.VESTING
                      Employee-Deferral Account                         6.1
                      Rollover Contribution Account                     6.2
                      Employer Contribution Account                     6.3
                      Forfeitures                                       6.4
                      Reemployment Before Break in Service              6.5
                      Reemployment After Break in Service               6.6

                      VII.ALLOCATIONS
                      Allocation of Contributions                       7.1
                      Definitions                                       7.2
                      Annual Additions                                  7.3
                      Limitation for Other Defined
                        Contribution Plans                              7.4
                      Limitation for Defined Benefit Plan               7.5

                      VIII.TRUST FUND
                      Plan Assets                                       8.1
                      Separate Accounts                                 8.2
                      Valuation                                         8.3
                      Investment Funds                                  8.4
                      Investment of Contributions                       8.5
                      Transfer of Amounts Among
                        Investment Funds                                8.6
                      Liability for Investment Decisions                8.7
                      Accounting Procedures                             8.8

                      IX.BENEFITS
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                      Normal Retirement Date                            9.1
                      Disability Retirement Date                        9.2
                      Nonalienation of Benefits                         9.3
                      Qualified Domestic Relations Order                9.4

                      X.PAYMENT OF BENEFITS
                      Time of Payment                                  10.1
                      Death Benefit                                    10.2
                      Form of Distribution                             10.3
                      Temporary Non-Payment of Benefits                10.4
                      Direct Rollover Rules                            10.5
                      Notice                                           10.6

                      XI.IN-SERVICE DISTRIBUTION AND LOANS
                      Distribution after Attaining
                        Age 59 1/2                                     11.1
                      Financial Hardship                               11.2
                      Loans to Participant                             11.3

                      XII.ADMINISTRATION
                      Board of Directors                               12.1
                      401(k) Administrative Committee                  12.2
                      Committee's Duties and Responsibilities          12.3
                      Committee's Powers                               12.4
                      Chairman of the Committee                        12.5
                      Claims Review Procedure                          12.6
                      Information from Participants
                        Beneficiaries and Alternate Payees             12.7
                      Actions                                          12.8
                      Bond                                             12.9
                      Indemnification                                 12.10

                      XIII.AMENDMENT OF THE PLAN
                      Right to Amend or Suspend Contributions          13.1
                      Amendment by Committee                           13.2
                      Restriction on Amendment                         13.3
                      Retroactivity                                    13.4
                      Merger                                           13.5

                      XIV.TERMINATION OF THE PLAN
                      Events Constituting Termination                  14.1
                      Partial Termination                              14.2
                      Disposition of Accounts After a Termination 14.3 Internal Revenue Service Approval
                        for Distribution                               14.4

                      XV.STAND-BY TOP-HEAVY PROVISIONS
                      Top Heavy Plan                                   15.1
                      Definitions                                      15.2
                      Vesting                                          15.3
                      Minimum Contribution                             15.4
                      Limitation on Contributions                      15.5
                      Other Plans                                      15.6

                      XVI.GENERAL PROVISIONS
                      Plan Voluntary                                   16.1
                      Payments to Minors and Incompetents              16.2
                      Missing Payee                                    16.3
                      Required Information                             16.4
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                      Subject to Trust Agreement                       16.5
                      Communications to Committee                      16.6
                      Communications from Employer or
                        Committee                                      16.7
                      Action                                           16.8
                      Liability for Benefits                           16.9
                      Named Fiduciary                                 16.10
                      Gender                                          16.11
                      Captions                                        16.12
                      Applicable Law                                  16.13
                      Reversion of Employer Contributions             16.14
                      Expenses                                        16.15

                                       PREAMBLE


               Effective January 1, 1996, Avondale Industries, Inc. hereby establishes a 401(k) (the "Plan") governed by the provisions of this Plan document and any amendments hereto. The Plan and its related Trust are intended to qualify as a profit-sharing plan and a cash-or-deferred arrangement under Sections 401(a), 501(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended. Any ambiguity shall be resolved by giving effect to these intentions.

               The purpose of this Plan is to encourage Employees to save and invest systematically a portion of their current compensation in order that they may have an additional source of income upon their retirement or disability. The benefits provided by the Plan are paid from the Trust Fund established by the Employer and are in addition to the benefits Employees are entitled to receive under any other programs of the Employer and the United States Social Security Administration.

               The Plan and the Trust forming  a part hereof are maintained
          for  the  exclusive  benefit  of  the  Participants   and   their
          Beneficiaries.
































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                                      ARTICLE I
                                     DEFINITIONS

               All capitalized terms used in this Plan shall have the meaning set forth in this Article I, unless a different meaning is plainly required by the context:

               1.1 Accounts shall mean each of a Participant's Employee-Deferral Account, Employer Contribution Account and Rollover Contribution Account (including subaccounts established from time to time under each such Account) established and maintained to record the interest of a Participant in the Trust Fund as more fully described in Sections 1.15, 1.18 and 1.35.

               1.2 Active Participant shall mean an Eligible Employee who is employed by a Participating Employer through the last payroll period ending within the Plan Year.

               1.3 Affiliated Company means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), (m) or (o) of the Code.

               1.4   Beneficiary  shall   mean   the   person   or  persons
          designated by a Participant to receive the amount, if any, payable under the Plan in the event of a Participant's death. Each Beneficiary designation shall be in the form prescribed by the Committee.

               If the Participant is married and  designates  someone other than his legal spouse, his Beneficiary designation must include the written consent of his spouse at the time the designation is made. Such written consent must approve the Beneficiary designated and acknowledge the effect of such designation and must be notarized by a notary public. If it is established to the satisfaction of the Committee that the Participant has no spouse or that the spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code, such written consent shall not be required.

               If no valid Beneficiary designation is in effect at the time of the Participant's death, then, to the extent, if any, benefits are payable under the Plan after such death, Beneficiary shall mean the Participant's legal spouse, if he is married at the time of his death, otherwise the Participant's estate.

               1.5 Board of Directors shall mean the Board of Directors of Avondale Industries, Inc.

               1.6 Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any Section of the Code shall include any successor provision thereto.

               1.7 Committee shall mean the 401(k) Administrative Committee designated by the Company to administer the Plan in accordance with Section 12.2 or a person or entity designated by the 401(k) Administrative Committee.

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               1.8   Company  shall  mean Avondale Industries, Inc. and any
          successor company that may continue the Plan.

               1.9 Compensation. The term "Compensation" as modified below, has the following meaning for each respective purpose under the Plan:

                     (a) Plan Compensation. For purposes of determining contributions to the Plan, Plan Compensation means base pay plus overtime, bonuses and short-term Disability payments, if any, and shall exclude permanent Disability payments and any other extra compensation in any form paid to the Employee by the Employer during the Plan Year. Plan Compensation will include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125 or 402(e)(3).

                     (b) Section 415 Compensation. For the purpose of applying the limitations of Section 415 of the Code, Section 415 Compensation means the Participant's wages, within the meaning of
                          Section 3401(a) of the Code and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code.

                     (c) Total Compensation means Section 415 Compensation plus all amounts contributed by an Employer on behalf of the Participant pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Sections 125, 402(e)(3), and 402(h)(1)(B) of the
                          Code.

               The amount of a Participant's annual Compensation that can be taken into account under any of Subparagraphs (a) - (c) for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying these rules, "family" will include only the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of these rules, the adjusted $150,000 limit is exceeded then the limit will be prorated among the affected individuals determined under this section before this limit is applied.

               1.10  Disability of  a  Participant shall mean the total and permanent incapacity of a Participant to engage in any substantial gainful employment, as determined by the Committee and which qualifies him for commencement of benefits for permanent and total disability under Federal Old Age and Survivor

          Insurance.

               1.11 Disability Retirement Date shall have the meaning set forth in Section 9.2.

               1.12  Eligible Employee is defined at Section 2.1.

               1.13 Employee shall mean a person employed by an Employer, excluding any employee who is included in a unit of employees covered by a collective bargaining agreement which
               does   not  provide  for  his  participation  in  the  Plan.
               However, any Employee who is providing services to the Employer under a contract with an unrelated employer shall not be considered an Eligible Employee under this Plan.

               1.14 Employee-Deferral or Employee-Deferral Contribution shall mean the amount contributed by the Employer on behalf of a Participant in accordance with Article III.

               1.15 Employee-Deferral Account shall mean the Account maintained for a Participant to record the Employee-Deferrals under Article III, and any contributions under
               Section 4.6, contributed by the Employer on such Participant's behalf.

               1.16 Employee-Deferral Agreement shall mean the agreement described in Article III.

               1.17 Employer shall mean a Participating Employer or a Non-Participating Employer. Appendix A lists each Participating Employer.

               1.18  Employer   Contribution   means   any   (a)  Matching
               Contributions, (b) Employer Discretionary Contributions  and
               (c)  contributions  required  on account of a Top-Heavy Plan
               Year.

               1.19 Employer Contribution Account shall mean the account established for a Participant which is funded by Employer Contributions.

               1.20  Employer  Discretionary   Contribution  shall  mean  a
               contribution by an Employer to the Trust Fund as described in Article V.

               1.21 Entry Date shall mean February 1, 1996 and the first day of each month thereafter and any other date during the Plan Year specified by the Committee.

               1.22 ERISA   shall  mean  the  Employee  Retirement  Income
               Security  Act  of  1974,  as  amended  from  time  to  time.
               References to any section of ERISA include any successor provision thereto.

               1.23 Highly Compensated Employee shall mean any highly compensated active Employee and any highly compensated former Employee as described in this Section 1.23.

               A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:
               (i) received Total Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the
               Code); (ii) received Total Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Total Compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Total Compensation from the Employer during the determination year; and (ii) Employees who are 5 percent owners at any time during the look-back year or determination year.

               If no officer has satisfied  the compensation requirement of
               (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

               For purposes of this Section 1.23, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

               A Highly Compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

               If an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Total Compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent (5%) owner or top-ten (10) Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five percent (5%) owner or top-ten Highly Compensated Employee. For purposes of this
               Section 1.23, family  member  includes  the  spouse,  lineal
               ascendants   and  descendants  of  the  Employee  or  former
               Employee and the spouses of such lineal ascendants and descendants.

               The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of

               Employees in the top-paid group, the top one hundred (100) Employees, and number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the Regulations thereunder.

               1.24  Hour of Service shall mean:

                     (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer for the performance of duties, including periods of vacation and holidays;

                     (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer (including payments made or due from a trust fund or insurer to which the Participating Employer or Non-Participating Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, provided that:

                          (i) no more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                          (ii) Hours of Service shall not be credited under this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically-related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws;

                     (c)  Each hour not already included under this Section
                          1.24 above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by such Employer, provided that crediting of Hours of Service under this Section
                          1.24 with respect to  periods  described  in this
                          Section 1.24 above shall be subject to the limitation therein set forth; and

                     (d) Solely for purposes of determining whether a Break in Service, as defined in Section 1.29, for participation and vesting purposes has occurred in a computation period, if an Employee is away from work on a Parental Absence, he shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited under this Section 1.24(d) shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

               To the extent not credited above, Hours of Service will also be credited based on the customary work week of the Employee for periods of military duty (as required by applicable law) and approved leaves of absence.

               The number of Hours  of  Service  to  be credited under this
          Section 1.24 above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of Service shall be credited under this Section 1.24 above shall be determined by the Committee in accordance with Sections 2530.200b-2(b) and (c) of the Regulations of the U.S. Department of Labor.

               1.25 Matching Contribution shall mean a contribution by an Employer to the Trust Fund as described in Article IV.

               1.26 Non-Highly Compensated Employee shall mean an Employee who is not a Highly Compensated Employee.

               1.27 Non-Participating Employer shall mean an Affiliated Company which is not a Participating Employer.

               1.28  Normal  Retirement  Date  shall  have the meaning  set
          forth   in  Section  9.1.   Normal  Retirement  Age   means   the
          Participant's sixty-fifth (65th) birthday.

               1.29  One-Year  Break-in-Service  or  Break in Service shall mean a twelve-month consecutive period following an Employee's Service Termination Date, as defined in Section 1.36, during which the Employee fails to be credited with an Hour of Service. For purposes of this One-Year Break in Service rule, in determining the level of vesting of an Employee who is absent from work for maternity or paternity reasons, the period between the first and second anniversaries of the first day of such absence shall not be treated as either a Break in Service or a Year of Service. The Service Termination Date is the second anniversary of the first date of such absence. An absence from work for maternity or paternity reasons is defined in Section 1.30.

               1.30 Parental Absence shall mean an Employee's absence from work for any of the following reasons: (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the adoption of a child by the Employee, or (iv) the need to care for the Employee's child immediately following its birth or adoption; provided, however, that the Committee, in its sole discretion, may require evidence that any absence is on account of a reason enumerated herein and evidence as to the duration of such absence.

               1.31 Participant shall mean (i) any Eligible Employee for whom Employee-Deferral Contributions have been made or (ii) any former Eligible Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II. An Eligible Employee remains a Participant as long as he has an Account balance, as provided in Section 2.2.

               1.32 Participating Employer shall mean the Company, Avondale Services Corporation, and any Affiliated Company that adopts this Plan pursuant to authorization by the Board of Directors of the Company and the board of directors of the newly-adopting entity.

               By authorizing the adoption of this Plan, the governing body of any Participating Employer expressly recognizes and delegates to the Company and its Board of Directors the right to exercise on the behalf of the Participating Employer all power and authority conferred by the Plan to the Company or its Board of Directors.

               1.33 Plan shall mean the Avondale Industries, Inc. 401(k) Savings Plan, as set forth in this document and as amended from time to time.

               1.34  Plan Year shall mean the calendar year.

               1.35  Rollover Contribution Account shall mean  the  Account
               maintained   for   a  Participant  to  record  his  rollover
               contribution made pursuant to Section 3.8.

               1.36 Service Termination Date shall mean the earlier of the following:

                     (a) the date on which by reason of an Employee's resignation, discharge, retirement or death the Employee is no longer employed by any Employer; or

                     (b) the first anniversary of the date on which an Employee is laid off, starts an authorized leave of absence, or is absent from work for any other reason (other than those instances covered under paragraphs (a), including holidays, paid vacations, sick leaves and absence on account of disability.

               1.37 Trust or Trust Agreement shall mean the agreement and any and all amendments and supplements thereto entered into between the Company and the Trustee. The Trust Agreement shall be deemed to be part of this Plan as if all the terms and provisions were fully set forth herein.

               1.38 Trustee shall mean the person or persons appointed by the Board of Directors to be Trustee under the Trust Agreement.

               1.39 Trust Fund shall mean all assets held by the Trustee in accordance with the Trust Agreement.

               1.40 Valuation Date shall mean the last day of each quarter during the Plan Year or any other date or dates during the Plan Year specified by the Committee upon which the assets of the Trust Fund are valued as described in Article VIII. The Annual Valuation Date shall mean the last day of the Plan Year.

               1.41  Vested   Interest   shall   mean   the  portion  of  a
          Participant's    Accounts    which   has   become   vested    and
          nonforfeitable, under Section 6.3.

               1.42 Year of Service shall mean a 12-month period commencing on the first day on which an Employee is credited with an Hour of Service (or, for vesting and participation purposes, such Employee's date of rehire if such Employee has no vested interest and his consecutive One-Year Breaks in Service exceed the greater of five or the Years of Service prior to a Break in Service), provided that:

                     (a) An Employee shall be credited with one Year of Service for each 12 complete months of employment, whether or not consecutive, commencing no later than the employee's employment commencement date, or reemployment commencement date, whichever is applicable.

                     (b) An Employee shall cease accruing Years of Service on his Service Termination Date; except that if such Employee performs an Hour of Service within the 12-month period commencing on his Service Termination Date, his period of absence shall be treated as employment.

                     (c) Years of Service shall include any one or more of the following:

                          (i) any period of absence because of service in the military forces of the United States, provided the Employee returns to work within 90 days after first becoming eligible for discharge from active duty;

                          (ii) any period of layoff not in excess of one year in duration;

                          (iii) any  period  while the Employee  is  on  an
                                approved leave of absence with or without pay (including any Parental Absence);

                          (iv)  any other period of absence  approved by an
                                Employer  including  paid  holidays,   paid
                                vacations and sick leaves;

                          (v) any other period of absence provided the Employee returns to work with an Employer within the one-year period after his Service Termination Date;

                          (vi) to the extent not otherwise credited above, the first 12 months of a Parental Absence if the Employee provides the Committee with any evidence it may reasonably require to determine that the absence is on account of such Parental Absence.

               Except as otherwise specifically provided under this Section 1.42, a month shall be determined by dividing the number of days of employment, whether or not consecutive, by 30. All of an Employee's Years of Service with the Employer shall be taken into account, including service prior to the year the Employee meets the definition of Employee, for purposes of satisfying the Plan's eligibility requirements and for calculating a Participant's Vested Interest in his Employer Contribution Account unless such periods of service are disregarded pursuant to Section 2.3 of the Plan (for participation purposes), or Section 6.6 of the Plan (for vesting purposes).


                                      ARTICLE II
                                    PARTICIPATION

               2.1 Commencement of Participation. Each Employee shall become an Eligible Employee as of the first Entry Date on which he is employed by a Participating Employer and which coincides with or immediately follows the date as of which such Employee has both (a) attained age 21 and (b) completed one Year of Service.

               2.2 Termination of Participation. An Eligible Employee or Participant who (i) has a Service Termination Date (ii) becomes a member of a group of employees covered by a negotiated collective bargaining agreement which does not provide for participation in the Plan or (iii) becomes an Employee of a Non-Participating Employer shall no longer be an Eligible Employee but shall continue as a Participant in the Plan entitled to share in the earnings and losses of the Trust Fund and to exercise the rights of a Participant hereunder until his Vested Interest has been distributed and the non-vested portion of his Accounts, if any, has been forfeited pursuant to Section 6.4.

               The participation of any Participant shall end when (i) no further benefits are payable to him or his Beneficiary under the Plan and (ii) no further amounts are credited to his Accounts.

               2.3  Participation Following Reemployment.

               If an Employee has a Service Termination Date but is reemployed before a One Year Break in Service occurs, he shall be treated as if his employment was not broken. Such Employee shall automatically become an Eligible Employee again and the Committee shall allow him to elect to make Employee-Deferrals pursuant to Section 3.1.

               If an Employee (whether or not a Participant) has a Service Termination Date and is later reemployed by a Participating Employer, he shall be treated as a new Employee for purposes of determining eligibility to participate in the Plan, if the Employee has no vested interest and his consecutive One-Year Breaks in Service exceed the greater of five or the Years of Service prior to a Break in Service. However, if a fully vested Participant has terminated employment and is later reemployed by a Participating Employer, he shall automatically become a Participant as of the date he first performs an Hour of Service following reemployment regardless of the number of One-Year Breaks in Service prior to reemployment.


                                     ARTICLE III
                                  EMPLOYEE-DEFERRALS

               3.1 Employee-Deferrals. An Eligible Employee may enter into an Employee-Deferral Agreement with his Employer on such form or forms as the Committee shall prescribe or through a voice response system after such Participant has entered his personal identification number. In the Employee-Deferral Agreement the Eligible Employee shall agree to accept a deferral of his Plan Compensation expressed as a whole percentage no less than 1% and no more than 13%. The Employee-Deferral Agreement shall remain in effect until changed or discontinued as provided in Section 3.3. An Employee's election under this Section 3.1 can be made when the Employee becomes an Eligible Employee effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

               No Employee-Deferral may be paid to the Plan by the Employer on behalf of a Participant after he ceases to be an Employee or during any period when such Participant is not receiving Plan Compensation from the Employer.

               3.2 Delivery of Employee-Deferral Contributions. The Employee-Deferral made by the Employer on behalf of any
               Participant shall be transmitted to the Trustee by the Employer as soon as practicable; provided, however, that no Employee-Deferral for any portion of a Plan Year shall be delivered to the Trustee later than 90 days after the close of the month in which the amount was deducted from Participant's Plan Compensation.

               3.3 Changes in and Discontinuance of Employee-Deferrals. A Participant may change the rate of Employee-Deferrals or discontinue Employee-Deferrals paid by his Employer to the Plan on his behalf effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

               3.4 Dollar Limitation. In no event shall a Participant's Employee-Deferral Contributions for a Participant's taxable year exceed $9,500, or such larger amount as allowed under Code Section 402(g) to reflect increases in the cost of living.

               3.5 Return of Excess Deferral Amounts. If a Participant's Employee-Deferral Contributions under the Plan should exceed the dollar limitation under Section 3.4 for a Plan Year, the excess amount and the earnings thereon shall be distributed to the Participant no later than the April 15 following the calendar year of the excess deferral. If a Participant notifies the Committee in writing no later than March 1 following the calendar year of the excess deferral that he was also a participant in a plan of an unrelated employer governed by the Code Section 402(g) dollar limitation described in Section 3.4, that the total deferrals under the plans exceeded the dollar limitation described in Section 3.4, and that he has allocated some or all of the excess deferrals to this Plan, then the excess allocated to this Plan (and the earnings thereon) shall be distributed to the Participant no later than the following April 15.

               Any returned excess deferrals must include income or loss for the calendar year of the excess deferral, and must include income or loss for the "gap period" between the end of that year and the date of distribution. The gain or loss allocable to the Excess Deferral Amount for the preceding calendar year shall be determined by any reasonable method, provided that such method does not violate Section 401(a)(4) of the Code, is consistently applied, and is used for allocating income to Participants' Accounts.

               Any Matching Contributions attributable to returned Employee-Deferrals shall be forfeited. The amount of excess deferrals to be distributed shall be reduced by Excess Contributions previously distributed for the taxable year ending in the same Plan Year, as provided in Section 3.7.

               3.6   Non-Discrimination Rules

                     (a) Definition. The term "Actual Deferral Percentage" (hereinafter "ADP") as used in this
                          Section 3.6 shall mean, for each specified group of Eligible Employees for a Plan Year, the average of the ratios (calculated separately for each Eligible Employee in such group) of (1) the amount of Employee-Deferrals actually delivered to the Trustee for the Eligible Employee for the Plan Year to (2) the Eligible Employee's Total Compensation for the portion of such Plan Year (during which) the Employee was an Eligible Employee. The ADP shall be calculated separately for the group consisting of Highly Compensated Employees and the group consisting of Non-Highly Compensated Employees.

                     (b) An Eligible Employee who fails to make Employee-Deferrals shall be included in the testing with a ratio of zero.

                     (c)  The  Tests.   In each Plan  Year  the  Plan  must
                          satisfy one of the following tests:

                          (i) The ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible

                                Employees  who  are Non-Highly  Compensated
                                Employees for the same Plan Year multiplied by 1.25; or

                          (ii) The ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Eligible Employees who are Highly Compensated Employees does not exceed the ADP for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                     (d)  Special Rules in Connection with ADP Testing:

                          (i) The ADP for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Employee-Deferrals allocated to his accounts under two or more arrangements described in Code
                                Section  401(k), that are maintained by one
                                or more Employers,  shall  be determined as
                                if  such  contributions were made  under  a
                                single   arrangement.     If    a    Highly
                                Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                          (ii) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 3.6 shall be applied by determining the ADP of Employees as if all such plans were a single plan.

                          (iii) For purposes of determining the  ADP  of an
                                Eligible  Employee who is a five (5%) owner
                                or one of the  ten  (10)  most  highly-paid
                                Highly Compensated Employees, the Employee-
                                Deferrals  and Total Compensation  of  such
                                Eligible   Employee   shall   include   the
                                Employee-Deferrals  and  Total Compensation
                                for  the  Plan  Year  of  members   of  the
                                Eligible  Employee's Family (as defined  at
                                Section 1.9).   Family members with respect
                                to such Highly Compensated  Employees shall
                                be  disregarded  as  separate Employees  in
                                determining  the  ADP  both   for  Eligible
                                Employees  who  are  Non-Highly Compensated

                                Employees and for Eligible Employees who are Highly Compensated Employees.

                          (iv)  For purposes  of  determining the ADP test,
                                Employee-Deferrals   shall  be  taken  into
                                account only if:  paid  to the Trust before
                                the  last  day  of  the twelve  (12)  month
                                period immediately following  the Plan Year
                                to  which  the  contributions  relate;  and
                                which  relate  to Total Compensation  which
                                would have been  received  by  the Eligible
                                Employee  in  the  Plan  Year (but for  the
                                deferral election) or which is attributable
                                to  services  performed  by  the   Eligible
                                Employee in the Plan Year and would have been received by the Eligible Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election).

                          (v) The determination and treatment of the ADP amounts of any Eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                          (vi) In the event that the ADP of the Highly Compensated Employees for the Plan Year determined as a date prior to the last day of the Plan Year indicates that the Plan for the year will not otherwise comply with either ADP test, the Committee has the authority to reduce the Employee-Deferral rate for the remainder of the Plan Year for all or a portion of the Highly Compensated Employees in an equitable manner to increase the likelihood that one of the ADP tests will be satisfied.

               3.7   Return of Excess Contributions

                     (a) Definition. "Excess Contributions" for a Highly Compensated Employee shall be determined in the following manner. First, the actual deferral ratio (ADR) of the Highly Compensated Employee with the highest ADR is reduced to the extent necessary to satisfy the ADP test or cause such ratio to equal the ADR of the next Highly
                          Compensated Employee with the highest ratio. Second, this process is repeated until the ADP test is satisfied. The amount of Excess Contributions is the total of Employee Deferrals, plus Qualified Nonelective Contributions and Qualified Matching Contributions taken into account in determining the employee's ADR minus the amount determined by multiplying the employee's ADR by the employee's Total Compensation.

                     (b) Determination of Income or Loss. The income or loss allocable to Excess Contributions shall be determined pursuant to Section 8.3. Earnings must include income or loss for the "gap period" between the end of the taxable year and the date of distribution.

                     (c) Distribution of Excess Contributions. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. With respect to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6), the ADP of such Participants shall be reduced in accordance with the "leveling" method described in Section 1.401(k)-1(f)(2) of the regulations and the Excess Contributions of such Participants shall be allocated among the family members in proportion to the contributions of each family member. Excess Contributions shall be treated as Annual Additions under the Plan.
                          The amount of Excess Contributions to be distributed shall be reduced by excess deferrals previously distributed for the same year pursuant to Section 3.5 and any Matching Contributions with respect to such distributed Excess Contributions (and the earnings thereon) shall be forfeited.

               3.8 Rollover Contributions. A Participant who has entered into an Employee-Deferral Agreement may contribute to the Plan any amount distributed from the Participant's individual retirement account, individual retirement annuity, or qualified plan which qualifies under either of Code Sections 402(c) or 408(d)(3)(A)(ii), which is transferred within the required time, and which meets all other requirements of law for a rollover to the Plan. The Employer, the Committee, and the Trustee shall rely upon the Participant's written certification that the transfer is a permitted rollover meeting all the above requirements. Such a contribution shall be held in a separate Rollover Contribution Account for the Participant. If the Committee should learn that the rollover did not meet all the aforesaid requirements, the value of the Participant's Rollover Contribution Account as of the preceding Valuation Date (or the date of the rollover, if later) shall be returned to him.


                                      ARTICLE IV
                                MATCHING CONTRIBUTIONS

               4.1 Matching Contributions. The Board of Directors shall annually determine the amount of a Matching Contribution, if any, to be contributed for the Plan Year. The Matching Contribution shall be allocated based on the ratio of each Active Participant's Employee-Deferrals for the Plan Year to the total of Employee-Deferrals made by all Active Participants for the year. For purposes of this allocation, Participant Employee-Deferrals in excess of 6% of each Participant's Plan Compensation shall be disregarded.

               4.2 Forfeitures. Forfeitures shall be allocated in the same manner as Matching Contributions under Section 4.1.

               4.3 Delivery of Contributions. An Employer's Matching Contributions shall be delivered to the Trustee at such time as the Employer determines, but in no event shall any contribution for a Plan Year be made later than the deadline, including extensions, for the filing of the Company's tax return for that year.

               4.4 Adjustments if Employee-Deferral Contributions Adjusted. If under Section 3.5 or Section 3.7 a Participant's Employee-Deferral Contributions are returned to him, and as a result the net Employee-Deferral Contributions for the Plan Year are a smaller percentage of Plan Compensation than the amount taken into account in making Matching Contributions, the amount of the Matching Contributions shall be reduced accordingly. The reduction in the Matching Contribution (and any earnings attributable to the reduction) shall be treated as a Forfeiture under the provisions of Section 4.2.

               4.5   Discrimination Test - Matching Contributions.

                     (a)  Definitions:

                          (i) "Average Contribution Percentage" or "ACP" shall mean the average of the Contribution Percentages of the Eligible Employees in a group.

                          (ii) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of an Eligible Employee's Contribution Percentage Amounts to the Eligible Employee's Total Compensation for the portion of the Plan Year in which he was eligible to make Employee-Deferrals.

                          (iii) "Contribution  Percentage   Amounts"  shall
                                mean   the   Matching   Contributions   and
                                Forfeitures under the Plan on behalf of the
                                Eligible Employee for the  Plan  Year.  The
                                Employer   may   elect   to  use  Employee-
                                Deferrals  in  the Contribution  Percentage
                                Amounts so long as the ADP test is met before the Employee-Deferrals are used in the ACP test and continues to be met following the exclusion of those Employee-Deferrals that are used to meet the ACP test.

                     (b)  If   an   Eligible  Employee  makes  no  Employee

                          Deferrals and receives no Matching Contributions, the contribution ratio that is to be included in determining the ACP is zero.

                     (c) The Tests. In each Plan Year the Plan must satisfy one of the following tests:

                          (i) The ACP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                          (ii) The ACP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Eligible Employees who are Highly Compensated Employees does not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                     (d)  Special Rules:

                          (i)   (A)   "Aggregate  Limit"   shall  mean  the
                                      greater of (A) or (B) below:

                                      (1)The sum of

                                         a)  one     hundred    twenty-five
                                             percent (125%)  of the greater
                                             of the ADP or the  ACP  of the
                                             Non-Highly         Compensated
                                             Employees  in  the  same  Plan
                                             Year, plus

                                         b)  Two (2) percentage points plus
                                             the lesser of such ADP  or ACP
                                             of    Non-Highly   Compensated
                                             Employees  in  the  same  Plan
                                             Year,  provided, however, that
                                             in no event  shall this amount
                                             exceed  two  hundred   percent
                                             (200%)  of  the lesser of  the
                                             ADP or the ACP  of  Non-Highly
                                             Compensated Employees, and

                                      (2)The sum of

                                         a)  one     hundred    twenty-five
                                             percent (125%)  of  the lesser
                                             of the ADP or the ACP  of  the
                                             Non-Highly         Compensated
                                             Employees  in  the  same  Plan
                                             Year, plus

                                         b)  Two (2) percentage points plus
                                             the greater of the ADP  or the
                                             ACP  of Non-Highly Compensated
                                             Employees  in  the  same  Plan
                                             Year,  provided, however, that
                                             in no event  shall this amount
                                             exceed  two  hundred   percent
                                             (200%)  of the greater of  the
                                             ADP or the  ACP  of Non-Highly
                                             Compensated Employees.

                                (B)   Multiple Use:  If the sum  of the ADP
                                      and  ACP  of  the  Highly Compensated
                                      Employees   exceeds   the   Aggregate
                                      Limit,  then  the ACP of  the  Highly
                                      Compensated Employees will be reduced
                                      (beginning    with     the     Highly
                                      Compensated Employee whose ACP is the
                                      highest)  so  that  the  limit is not
                                      exceeded.  If the Employer  elects to
                                      reduce   the   ACP   of   the  Highly
                                      Compensated  Employee,  the  required
                                      reduction  shall  be  treated  as  an
                                      Excess     Aggregate     Contribution
                                      described below.  The ADP  and ACP of
                                      the Highly Compensated Employees  are
                                      determined   after   any  corrections
                                      required  to  meet  the ADP  and  ACP
                                      tests.  Multiple use  does  not occur
                                      if both the ADP and ACP of the Highly
                                      Compensated Employees does not exceed
                                      1.25 multiplied by the ADP and ACP of
                                      the Non-Highly Compensated Employees.

                          (ii) For purposes of this section, the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by one or more Employers, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements under Code Section 401(k) ("CODA"), that have different plan years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement.

                          (iii) In  the event that this Plan satisfies  the
                                requirements   of   Code  Sections  401(m),
                                401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan.

                          (iv) For purposes of determining the Contribution Percentage of an Eligible Employee who is a five percent (5%) owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Total Compensation of such Eligible Employee shall include the Contribution Percentage Amounts and Total Compensation for the Plan Year of Family members. Family members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                          (v) For purposes of determining the Average Contributions Percentage test, Employer Matching Contributions will be considered made for a Plan Year only if (i) paid to the trust no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year and
                                (ii)  made  on account  of  the  Employee's
                                Employee-Deferral for the Plan Year.

                     (e) Excess Aggregate Contributions. The Excess Aggregate Contributions for a Highly Compensated Employee shall be determined as follows: First, the actual contribution ratio (ACR) of the Highly Compensated Employee with the highest ACR is reduced to the extent necessary to satisfy the ACP test or cause such ratio to equal the ACR of the Highly Compensated Employee with the next highest ratio. Second, this process is repeated until the ACP test is satisfied. For each Highly Compensated Employee, the amount of the Excess Aggregate Contributions is equal to the total Employee Deferrals and Matching Contributions, plus Qualified Nonelective Contributions and other contributions taken into account in determining the ACR minus the amount determined by multiplying the employee's ACR by the employee's Total Compensation. If the Plan fails to satisfy the ACP Test, Excess Aggregate
                          Contributions and income or loss allocable thereto for the Plan Year in which the ACP Test is failed, shall be treated as follows:

                          (i) Disposition of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed, no later than the last day of each Plan Year, to Highly Compensated Employees or forfeited, where otherwise appropriate, from the accounts of Participants in which such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6), the ACP of such Participants shall be reduced in accordance with the "leveling" method described in Section 1.401(m)-1(e)(2) of the regulations and the Excess Contributions of such Participants shall be allocated among the family members in proportion to the contributions of each family member that have been combined.

                          (ii) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss attributable thereto in the year in which the contribution was made. The income or loss allocable to Excess Aggregate Contributions shall be determined pursuant to Section 8.3.

                          (iii) Accounting     for     Excess     Aggregate
                                Contributions.        Excess      Aggregate
                                Contributions  shall be  distributed  on  a
                                pro-rata  basis  from   the   Participant's
                                Employer  Contribution  Account  (and,   if
                                applicable,   the  Participant's  Employee-
                                Deferral Account).

               4.6   Qualified     Matching    Contributions,     Qualified
          Nonelective Contributions. The Company may, in its sole discretion, use the following contributions to enable the Plan to satisfy the nondiscrimination requirements of Section 3.6 and/or
          Section 4.5:

                     (a) Qualified Matching Contributions. A Qualified Matching Contribution may be made by the Employers on the basis of either a specified dollar amount or a specified percentage of Plan Compensation of the Employee who is eligible for such contribution under the nondiscrimination tests. Such Qualified Matching Contributions shall be nonforfeitable when made and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                     (b) Qualified Nonelective Contributions. A Qualified Nonelective Contribution may be made by the Employer on the basis of either a specified dollar amount or a specified percentage of Plan

                          Compensation of the Employee who is eligible for such contribution under the nondiscrimination tests. Such Qualified Nonelective Contributions shall be nonforfeitable and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                     (c) Qualified Matching Contributions and/or Qualified Nonelective Contributions may be treated as Employee Deferrals only if the conditions described in Section 1.401(k)-1(b)(5) are satisfied. Qualified Nonelective Contributions may be treated as Matching Contributions if the conditions described in Section 1.401(m)-1(b)(5) of the regulations are satisfied.

                     (d) The Employer will maintain records sufficient to demonstrate compliance with this section, including the extent to which Qualified Nonelective Contributions and Qualified Matching Contributions are taken into account to satisfy the ADP and ACP tests.

                     (e) The use of contributions described above shall be as provided in regulations under Section 401(k) and Section 401(m) of the Code.


                                      ARTICLE V
                         EMPLOYER DISCRETIONARY CONTRIBUTIONS

               5.1 Employer Discretionary Contributions. The Board of Directors shall annually determine the amount of Employer Discretionary Contributions, if any, to be contributed for the Plan Year. The Company may contribute all or part of the entire amount due on behalf of one or more Participating Employers and charge the amount thereof to the Participating Employers responsible therefor.

               In no event shall the contribution, when added to the other contributions under the Plan, exceed the maximum amount which may be claimed as a deduction by the Company for federal income tax purposes under Code Section 404(a)(3).

               The contribution, if any, shall be delivered in one or more installments to the Trustee no later than the due date (including extensions) of the Company's federal income tax return for its fiscal year ending with or during the Plan Year for which the contribution is made.

               5.2 Allocation of Employer Discretionary Contributions. As of each Annual Valuation Date, the Employer Discretionary
          Contribution, if any, shall be allocated to the Employer Contribution Accounts of all Active Participants in the proportion that each such Active Participant's Total Compensation bears to the Total Compensation for all Active Participants for such year. Notwithstanding any other provision, each Employee shall become an Eligible Employee, for purposes of receiving an allocation of an Employer Discretionary Contribution, as of the day the Employee has both (a) attained age 21 and (b) completed one Year of Service.

               5.3 Top-Heavy Contributions. As of the end of any Plan Year in which the Plan is Top-Heavy, the Employer shall contribute to the Employer Contribution Account of each Participant who is a Non-Key Employee the amount required under
          Article XV.


                                      ARTICLE VI
                                       VESTING

               6.1   Employee-Deferral   Account.   The   interest   of   a
          Participant in his Employee-Deferral Account shall be fully vested and nonforfeitable at all times.

               6.2   Rollover  Contribution  Account.   The  interest  of a
          Participant in his Rollover Contribution Account shall be fully vested and nonforfeitable at all times.

               6.3 Employer Contribution Account. The interest of a Participant in his Employer Contribution Account shall be fully vested and nonforfeitable upon such Participant's death prior to termination of employment, attainment of the Normal Retirement Age while still employed, or termination of employment by reason of Disability. When a Participant's employment is terminated for any other reason, the vested and nonforfeitable interest of such Participant shall be determined in accordance with the following schedule:

                    ----------------------------------------
                      Years of Service           Vested %

                    Less than 5 years               0
                    5 years or more                100
                    ----------------------------------------

               6.4   Forfeitures.

                     (a)  For purposes of this Section 6.4, if a
                          Participant's account is 0% vested upon his Service Termination Date, he shall be deemed to have received a distribution of his account balance (and therefore a forfeiture results) as of the end of the Plan Year in which the Service Termination Date occurred.

                     (b) The forfeitures shall be applied in accordance with Section 4.2.

                     (c) A Participant can have a forfeiture restored after reemployment, but only under the circumstances described in Section 6.6.

               6.5 Reemployment Before Break in Service. If an Employee has a Service Termination Date and is reemployed before a One-Year Break in Service occurs, he will be treated for vesting purposes as if the termination had not occurred.

               6.6 Reemployment After Break in Service. The following special rules apply if an Employee has a One-Year Break in Service and is later reemployed by an Employer.

                     (a) His Years of Service prior to the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Employer Contribution Account funded after reemployment (i) if any portion of the Participant's Employer Contribution Account is vested at the time of the Break in Service, or
                          (ii) if he incurs fewer than five consecutive one-year Breaks in Service.

                     (b) His Years of Service which accrue after the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Employer Contribution Account funded prior to the Break in Service, provided such Participant is reemployed by the Employer before he incurs five (5) consecutive one-year Breaks in Service.

                     (c)  (i)   If a Participant has a Service Termination
                                Date and receives a distribution of the
                                balance of his Employer Contribution
                                Account, he will be credited with the full value of his forfeited account balance, determined as of the date of the distribution, provided the Participant repays the amount of the distribution before the earlier of (1) five (5) years after the first day on which an Employee is subsequently reemployed by the Employer, or
                                (2) the close of the first period of five
                                (5) consecutive Breaks in Service.  Any
                                Participant who terminates employment with zero vesting shall be credited with the full value of his Employer Contribution
                                Account determined as of the date of the deemed distribution under Paragraph 6.4(a) if the Participant is reemployed before he incurs five (5) consecutive One-Year Breaks in Service.

                          (ii)  If any credit is required under this
                                Paragraph (c), the credit shall be made at the close of the Plan Year in which occurs the later of the reemployment or the repayment. The credit shall be satisfied first from Forfeitures, second from Employer Discretionary Contributions.


                                     ARTICLE VII
                                     ALLOCATIONS

               7.1 Allocation of Contributions. Contributions to the Plan shall be allocated in the following manner:

                     (a) Employee-Deferral Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Article III.

                     (b) Employer Discretionary Contributions shall be allocated to the Employer Contribution Account of each Participant in accordance with the provisions of Article V.

                     (c) Matching Contributions shall be allocated to the Employer Contribution Account of each Participant in accordance with the provisions of Article IV.

                     (d) Qualified Matching Contributions and Qualified Nonelective Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Section 4.6.

               7.2 Definitions. For purposes of this Article VII, the term Accounts shall mean a Participant's Employee-Deferral Account and Employer Contribution Account.

               The term Annual Addition shall mean, for any Limitation Year, the sum of (a) Matching Contributions, (b) Employee-Deferral Contributions, (c) Employer Discretionary Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions and (d) forfeitures.

               The term Defined Benefit Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the projected annual benefit of the Participant under any defined benefit plan maintained by the Employer (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of
          (i) the product of 1.25 multiplied by the maximum dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such year.

               The term Defined Contribution Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Plan Year, and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with a Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year (determined without regard to Code
          Section 415(c)(6)), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such year.

               The term Employer includes the group of Employers, if any, which constitute a controlled group of corporations, trades or businesses under common control (within the meaning of Code Sections 1563(a) or 414(b) as modified by 415(h) and 414(c)), or an affiliated service group (within the meaning of Code Sections 414(m) and 318) with an Employer. All such Employers shall be treated as a single Employer for purposes of applying the Code

          Section 415 limitations.

               The term Limitation Year shall mean the Plan Year or any other twelve-month period designated by the Board of Directors.

               7.3 Annual Additions. No contribution or forfeiture shall be allocated to the Accounts of an Employee for a Limitation Year in excess of an amount which, when expressed as an Annual Addition to such Employee's Accounts, is equal to the lesser of
          (a) $30,000 or such larger amount equal to 1/4 of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code Sections 415(c)(1), 415(d)(1) and 415(d)(3), or (b) twenty-five percent of such Employee's Section 415 Compensation for such limitation.

               7.4 Limitation for Other Defined Contribution Plans. In the event that the Annual Addition which would otherwise be made to an Employee's accounts under all defined contribution plans maintained by the Employer for any Limitation Year exceeds the limitations set forth in this Article VII, the excess Annual Addition shall be attributed first to the Plan, and the Employer shall treat such excess as follows:

                     (a) First, the Employee-Deferral Contributions in excess of six percent of Plan Compensation shall be returned to the Employee to the extent necessary.

                     (b) Second, the portion of the excess consisting of Matching Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section
                          4.1 to the extent such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitations of this
                          Section 7.4

                     (c) Third, the portion of the excess consisting of Employer Discretionary Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section 5.2 to the extent such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitation of this Section 7.4.

                     (d) If treated in accordance with subparagraphs (a) through (c) above, the excess amounts shall not be deemed Annual Additions in that limitation year if the excess amounts are a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Plan Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3)) that may be made with respect to any individual under the limits of Section 415 or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this subparagraph.

                     (e) To the extent excess Annual Additions exist after the distributions described in subparagraphs (a) through (c), such excess amounts shall be allocated to a Section 415 Suspense Account. All amounts in the Section 415 Suspense Account must be used to reduce Matching Contributions, contributions required on account of a Top-Heavy Plan Year, or Employer Discretionary Contributions in succeeding Limitation Years. In the event of termination of the Plan, the balance of the Section 415 Suspense Account shall revert to the Company to the extent it may not then be allocated to any Participants' Accounts.

               7.5 Limitation for Defined Benefit Plan. If an Employee is also a Participant in one or more defined benefit plans maintained by the Employer (or an Employee was a Participant in any defined benefit plan previously maintained by an Employer), the sum of such Employee's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as determined pursuant to Code Section 415(e)) for any Limitation Year may not exceed 1.0.

               In the event that the sum of an Employee's Defined Contribution Plan and Defined Benefit Plan Fractions would otherwise exceed 1.0 for any Limitation Year, the benefit accrual which would otherwise be made under all applicable defined benefit plans for such Employee shall be considered not to have accrued, to the extent necessary, so that the sum of such fractions does not exceed 1.0. If after all such adjustments the sum of the fractions would still exceed 1.0, then the annual addition which would otherwise be made with respect to such Employee shall be reduced in this Plan pursuant to Section 7.4 and finally under any applicable defined contribution plan to the extent necessary so that the sum does not exceed 1.0.


                                     ARTICLE VIII
                                      TRUST FUND

               8.1 Plan Assets. Avondale Industries, Inc. and the Trustee have entered into a Trust Agreement, which agreement provides for the establishment of a single Trust for the purpose of holding and administering all amounts contributed to Accounts under the Plan. All contributions, and the earnings on such amounts, shall be delivered to the Trustee and held and administered pursuant to the provisions of the Plan and the Trust Agreement.

               8.2 Separate Accounts. A separate Employee-Deferral Account and Employer Contribution Account and Rollover
          Contribution Account shall be maintained by the Trustee or a recordkeeping agent appointed by the Plan Administrator for each Participant.

               8.3 Valuation. The fair market value of the assets comprising the Trust shall be determined as of each Valuation Date, in accordance with generally-accepted valuation methods and accounting practices.

               As of each Valuation Date, the value of each Account shall be adjusted to reflect the effect on each sub-account of any change in the value of each Investment Fund since the preceding Valuation Date, as well as the effect of any deposits, withdrawals, distributions, or other transactions occurring since the last Valuation Date. The Committee shall provide to each Participant, Beneficiary and alternate payee as of the end of each calendar quarter a statement of the value of each Account in which such person has an interest.

               8.4   Investment Funds.

                     (a) The Committee shall determine what investment funds to offer under the Plan and may, from time to time, change the investment funds offered hereunder. As of the Effective Date of this Plan, the investment funds are Merrill Lynch Retirement Preservation Trust, Merrill Lynch Capital Fund, Merrill Lynch Corporate Bond Fund Investment Grade, AIM Constellation Fund, AIM Value Fund, and Templeton Growth Fund.

                     (b) As of each Valuation Date, the Trustee shall perform a valuation of each Investment Fund in order to determine the value of each Investment Fund and to reconcile the Investment Funds from the prior Valuation Date. Such valuation shall recognize any appreciation or depreciation in the fair market value of all securities or other property held by each respective Investment Fund, any cash and accrued earnings and shall take into account any accrued expenses and proper charges against the Investment Fund as of such Valuation Date.

               8.5   Investment of Contributions.

                     (a) A Participant may direct that his Employee-Deferral Contributions, Employer Contributions and Rollover Contributions, if any, be allocated to one or more of the Investment Funds then available, in multiples of one percent (1%), by providing voice consent after such Participant has accessed a voice response system by entering his personal identification number in accordance with limitations reasonably determined by the Committee, or in writing on a form acceptable to the Committee. The total of all such allocations shall equal one hundred percent of the Participant's interest in his Accounts. The Committee will provide, upon Participant's request, a written confirmation of his written investment instructions.

                     (b)  If no investment direction exists the
                          Participant's affected interest shall
                          automatically be invested in a short term income fund until adequate instructions are received through a voice response system or in writing on an acceptable form; provided that such investment will not result in violation of ERISA.

                     (c) Each Participant must consent to the allocation of his contributions among the Investment Funds. Such direction shall continue in effect until such time as the Participant consents to a different allocation. The investment of future contributions may be changed daily, provided such change is received by the Committee within such time period preceding the effective date as shall be prescribed by the Committee.

               8.6   Transfer of Amounts Among Investment Funds

                     (a) A Participant may elect to transfer amounts from one Investment Fund to another in increments of one percent (1%). Any such change shall be by providing voice consent after the Participant has accessed a voice response system by entering his personal identification number, or in writing on a form acceptable to the Committee. Such election shall be effective on the business day transacted if requested via the voice response system before 3 p.m. Eastern Standard Time or as soon as administratively feasible if requested on a written form. Transfers out of an investment fund can be processed in terms of dollars, shares, or percentages. Dollar and percent transfers will be converted into shares, traded based on the previous night's price, and processed based on the current night's price.

                     (b) In the event an acceptable form is not received by the Committee for all or any portion of a Participant's Accounts, the current investment direction shall continue in effect until adequate instructions are received through a voice response system or in writing on an acceptable form.

                     (c) The timing and frequency of transfers among investment options may be further restricted if such restrictions are required by the institution handling or providing the investment fund.

               8.7 Liability for Investment Decisions. This Plan is intended to constitute a plan described in Section 404(c) of ERISA, and Title 29 of the Code of Federal Regulations Section 2550.404c-1. Fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by each Participant or Beneficiary. Neither the Employer, the Trustee nor the Committee shall be responsible for any loss which may result from a Participant's exercise of control over the investment of his Accounts.

               Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his Accounts. Neither the Employers, the Trustee nor the Committee shall have any duty, responsibility or right to question a Participant's investment directions or to advise a Participant with respect to the investment of his accounts.

               The Committee will be obligated to follow the Participant's investment directions except when the instructions:

                     (a) are not in accordance with this Plan document and instruments governing this Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA;

                     (b) would result in a prohibited transaction described in ERISA section 406 or Code section 4975 that is not otherwise exempted by statute or regulation;

                     (c) would generate income that would be taxable to this Plan;

                     (d) would cause a fiduciary to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and related regulations;

                     (e) would jeopardize the Plan's tax qualified status under the Code; or

                     (f) could result in a loss in excess of the Account balance.

               8.8 Accounting Procedures. The Committee shall establish such equitable accounting procedures as may be required to make
          (a) allocations, (b) valuations, and (c) adjustments to Partici-pants' accounts in accordance with the provisions of the Plan. The Plan Administrator may modify its accounting procedures, from time to time, for the purpose of achieving equitable and non-discriminatory allocations.


                                      ARTICLE IX
                                       BENEFITS

               9.1 Normal Retirement Date. The Normal Retirement Date shall be the later of (a) the Participant's Normal Retirement Age or (b) the first day of the month coincident with or next following a Participant's fourth anniversary of commencement of participation in the Plan. Any Participant who remains an Employee beyond Normal Retirement Date, or becomes a Participant after such date, shall participate in the contributions and benefits of the Plan in the same manner as any other Participant.

               9.2 Disability Retirement Date. Any Participant who has incurred a Disability, as determined by the Committee, may retire on a Disability Retirement Date by making written application to the Committee specifying a Disability Retirement Date which is the first day of a month not more than 90 days following the date of the filing of the application. Former Employees shall not be eligible for Disability Retirement unless the Disability was determined to have occurred during the course of such former Employee's employment with the Employer. Subject to Section 12.6 the determination of the Committee as to whether a Participant has a Disability and the date of such Disability shall be final, binding and conclusive.

               9.3 Nonalienation of Benefits. Except with respect to federal income tax withholding and federal tax levies, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

               Notwithstanding the above, the Committee shall direct the Trustee to comply with a qualified domestic relations order described in Section 9.4.

               9.4 Qualified Domestic Relations Order. All rights and benefits, including election rights, provided to Participants pursuant to this Plan, are subject to the rights afforded to any "alternate payee" pursuant to a "qualified domestic relations order," as those terms are defined below.

               Payment to an "alternate payee" pursuant to a "qualified domestic relations order" shall be made at such time as determined pursuant to the qualified domestic relations order, based on the value of the alternate payee's interest in the account as of the Valuation Date preceding the date the payment is made. No payment to an alternate payee can be made later than when the Participant's benefit is paid to him as a result of his termination of employment. If the Participant has a loan as an investment of his account, such Participant will continue to be responsible for the entire loan. The Plan Administrator is authorized to establish any additional rules necessary to determine the rights of alternate payees under qualified domestic relations orders.

               Pursuant to the provisions of Section 414(p) of the Code, a "qualified domestic relations order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("alternate payee") and which:

                     (a) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                     (b) specifies (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order, (ii) the amount or percentage of the Participant's benefits under the Plan to be paid to each such alternate payee, or the manner in which such amount or percentage is to be determined and,
                          (iii) the number of payments or the period to which the order applies; and

                     (c)  does not require this Plan to:

                          (i) provide any type or form of benefit, or any option, not otherwise provided hereunder;

                          (ii) pay any benefits to any alternate payee prior to the earlier of:

                                (A)   the earliest date benefits are
                                      payable hereunder to a Participant,
                                      or

                                (B)   the later of the date the Participant
                                      attains age 50 or the earliest date
                                      on which the Participant could obtain
                                      a distribution under the Plan if the
                                      Participant terminated employment;

                          (iii) pay any benefits which are not vested under
                                the Plan;

                          (iv)  provide increased benefits; or

                          (v) pay benefits to an alternate payee which are required to be paid to another alternate payee under a prior qualified domestic relations order.

               Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a state domestic relations law, the Committee shall promptly notify the affected Participant and any person identified in the document as an alternate payee of the receipt of such judgment, decree order and shall notify the affected Participant and any such designated alternate payee of the Committee's procedure for determining whether or not the judgment, decree or order is a qualified domestic relations order.

               The Committee shall establish procedures to determine the status of a judgment, decree or order as a qualified domestic relations order and to administer Plan distributions in accordance with any such qualified domestic relations order. Such procedures shall be in writing, shall include provisions specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Committee, and shall include such other provisions as the Committee shall determine, including such provisions required under Treasury Regulations.

               In the event that the Committee is informed in writing of a claim by a person (a "Claimant") that may result in the rendering of a qualified domestic relations order with respect to a Participant's Accounts in the Plan, the Committee is authorized to suspend any payments from those Accounts until receipt of a judgment, decree or order setting forth the rights of Claimant as an alternate payee, or upon receipt of an order or written release by the Claimant evidencing that the Claimant has no further claim to the Participant's interest in the Plan.

               If the judgment, decree or order is determined to be a qualified domestic relations order within the 18-month period following the receipt by the Committee of the qualified domestic relations order, then payment of the amount shall be paid to the appropriate alternate payee at the time and in the form specified in such order. If such a determination is not made within the 18-month period, the amount shall be returned to the Participant's Accounts under the Plan and shall be paid at the time and in the manner provided under the Plan as if no order, judgment or decree had been received by the Committee.


                                      ARTICLE X
                                 PAYMENT OF BENEFITS

               10.1 Time of Payment. A Participant shall be eligible to receive a distribution of his Vested Interest when he has had a Service Termination Date.

               Such a Participant shall be entitled to receive his Vested Interest at any time, provided that payment cannot be made sooner than 30 days following his Service Termination Date and no later than the later of the Participant's Normal Retirement Age or his Service Termination Date. A distribution is based upon the value of the Participant's Vested Interest as of the Valuation Date coincident with or immediately preceding the date of distribution.

               The foregoing notwithstanding:

                     (a) If the value of a Participant's Vested Interest is less than $3,500, the Vested Interest will be distributed as soon as administratively practicable following the Service Termination Date;

                     (b) If the value of a Participant's Vested Interest is greater than $3,500, the Participant must consent to the distribution;

                     (c) Notwithstanding (b) above, if an Employee is employed on the March 31 following the year in which he attains age 70 1/2, the payment of his Vested Interest shall be made no later than that date.

               In no event shall a distribution occur while a Participant remains in the employ of an Employer, except in the event of a withdrawal by reason of Financial Hardship or after age 59 1/2, as described in Sections 11.1 and 11.2, below.

               The distribution rules that apply to an "alternate payee" pursuant to a "qualified domestic relations order" are stated in
          Section 9.4 herein.

               10.2 Death Benefit. If a Participant dies with a balance in his Accounts, the interest of such Participant shall be distributed to the Participant's Beneficiary in a single-sum payment as soon as administratively practicable after 90 days from the Participant's death.

               10.3 Form of Distribution. Distributions shall be made in a single-sum payment.

               10.4  Temporary Non-Payment of Benefits.

                     (a) Unless the Participant elects otherwise in writing, the payment of his Vested Interest shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

                          (i)   the Participant achieves Normal Retirement
                                Age, or

                          (ii) the Participant terminates his service with the Employer, whichever is the latest.

                     (b) If a Participant or Beneficiary fails to furnish information reasonably requested by the Committee which is necessary to determine whether such Participant or Beneficiary has satisfied all requirements for payment of benefits, the Committee shall delay payment of benefits until the requested information is furnished and shall make reasonable efforts to obtain such information.

               10.5 Direct Rollover Rules. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, the Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Definitions are as follows:

                     (a) The term Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                          any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                     (b)  An Eligible Retirement Plan includes an
                          individual retirement account described in
                          Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (c) The term Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                          Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                     (d) The term Direct Rollover means a payment by the plan to the eligible retirement plan specified by the Distributee.

               10.6 Notice. The notice required by section 1.411(a)-11(c) of the Income Tax Regulations must be provided to a Participant no less than 30 days and no more than 90 days before the date of distribution. The notice explains a Participant's right to defer receipt of the distribution if his Vested Interest exceeds $3,500. A Participant will also receive an explanation of his distribution options no less than 30 days and no more than 90 days before the date of distribution. The distribution may commence no less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                     (a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                     (b) the Participant, after receiving the notice, affirmatively elects a distribution.


                                      ARTICLE XI
                          IN-SERVICE DISTRIBUTION AND LOANS

               11.1 Distribution after Attaining Age 59 1/2. A Participant who is still an Employee and has attained age 59 1/2 shall be entitled to make withdrawal(s) from his Employee-Deferral Account, Rollover Account and the vested portion of the Participant's Employer Contribution Account by notifying the Committee.

               11.2 Financial Hardship. Prior to a Participant's termination of employment or age 59 1/2 he may apply to the Committee for a withdrawal of funds held in his Rollover Contribution Account and Employee-Deferral Account on account of a Financial Hardship. The total of such withdrawals from a Participant's Employee-Deferral Account shall not exceed the total of his Employee-Deferral Contributions. The withdrawal shall be made only under the following conditions:

                     (a) The withdrawal may be made only to meet one of the following needs:

                          (i) Medical expenses described in Code Section 213(d), incurred by the Participant, the Participant's spouse, or any dependent (as defined in Code Section 152) of the Participant;

                          (ii) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                          (iii) Payment for all or a portion of the next
                                twelve (12) months of post-secondary
                                education for the Participant, his spouse, children, or dependents;

                          (iv) To prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                          (v) Any other need permitted under Code Section 401(k) and the regulations issued thereunder and authorized by the Committee.

                     (b) The Participant provides to the Committee a letter containing the following:

                          (i) A statement of the amount needed and the purpose for which it is needed;

                          (ii) A representation that the expense will not be paid for by insurance or other source specific to the expense, that the Participant and his spouse (and the Participant's minor child, if the expense is for the child's benefit) have no assets he can liquidate to pay for the expense without creating a new hardship, and that ceasing Employee Deferrals will not suffice to satisfy the needs;

                          (iii) A representation that the Participant has
                                not been able to borrow from commercial
                                sources on reasonable commercial terms in an amount sufficient to satisfy the need; and

                          (iv) A promise that the funds will be used only for the specified purpose.

                     (c) The withdrawal cannot exceed the amount necessary to satisfy the need described at paragraph (a), plus any amounts necessary to pay federal or state income taxes or penalties reasonably anticipated to result from the distribution.

                     (d) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all "plans" (as contemplated by U.S. Treasury Regulation Section 1.401(k)-1(d)(2)(iii)), maintained by the Employer.

                     (e) The Participant shall not be allowed to make Employee-Deferral Contributions until the Entry Date next following the 12-month anniversary of the withdrawal.

                     (f) The Participant's limit on Employee-Deferral Contributions in the year immediately following the year of the withdrawal shall be the limit under Section 3.4 for that year, less the amount of the Participant's Employee-Deferral Contributions made in the year of the hardship withdrawal.

               11.3 Loans to Participant. A Participant who is an Employee may make a loan from the Plan, subject to the following rules and limitations:

                     (a) The total amount of a Participant's loan when added to the outstanding balance of all the Participant's prior loans from the Plan during the one year period ending the day before the loan is made shall not exceed $50,000, nor shall the total amount of the loan when added to the outstanding balance of the Participant's loans under the Plan exceed one-half the Participant's Vested Interest under the Plan. Amounts set aside for an alternate payee shall not be included. The Plan Administrator can establish uniform nondiscriminatory policies further limiting the amount or frequency of Employee loans.

                     (b) Each loan shall be deemed an investment of the account of the Participant receiving the loan. Loan disbursements shall be pro rated across all funds.

                     (c) Each loan shall bear a reasonable rate of interest as determined by the Trustee.

                     (d) A Participant can have no more than two (2) loans outstanding at anytime if a Participant makes a final payment on one of two outstanding loans, a new loan can be obtained after a 30-day delay following that final payment.

                     (e)  Each loan may not be less than $1,000.

                     (f) The Plan Administrator shall provide each loan applicant with a clear statement of the charges with respect to each loan transaction. Such statement shall include the dollar amount and annual interest rate or the finance charge.

                     (g) The term of a loan shall be determined by the Participant but shall not be less than 12 months or exceed five years.

                     (h) A loan made pursuant to this Article XI shall be repaid in accordance with a schedule established by the Committee which schedule shall call for payments of interest and amortized payments of principal over the term of the loan.

                     (i) Each loan shall be evidenced by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trust, and each loan shall be secured by collateral. The collateral shall consist of the assignment of the Participant's right, title and interest in the Participant's Vested Interest in the Trust.

                     (j) During paid employment each loan shall be repaid by withholding from the Participant's pay. Upon termination of employment, the Participant has 90 days to pay the loan in full. If the Participant terminates employment and receives an immediate lump sum distribution, any promissory note held by the Plan for his account shall be distributed to him. While on an unpaid leave, the Participant shall pay to the Trustee all amounts due on the repayment frequency on which the loan is amortized. Payments must be made by certified or bank check. Except as provided in this Paragraph, the failure to make timely payment of any one payment causes the full amount of the note to become due, and if permitted by law the note shall be distributed to the Participant.

                     (k) Repayments shall be credited to the Participant's accounts out of which the loan was made, and allocated among the Investment Funds pursuant to the Participant's most recent allocation election.


                                     ARTICLE XII
                                    ADMINISTRATION

               12.1 Board of Directors. The Board of Directors shall have the following duties and responsibilities in connection with the administration of the Plan:

                     (a) making decisions with respect to contributions to the Plan;

                     (b) making decisions with respect to amending or terminating the Plan;

                     (c) making decisions with respect to the selection, retention and removal of the Trustee and the members of the Committee;

                     (d) periodically reviewing the performance of the Trustee and the members of the Committee; and

                     (e) performing such additional duties as are imposed by law.

               The Board of Directors will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the administration of the Plan. The Board of Directors may by written resolution allocate its duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons, provided, however, that any such allocation or delegation shall be terminable upon such notice as the Board of Directors deems reasonable and prudent under the circumstances.

               12.2 401(k) Administrative Committee. The 401(k) Administrative Committee (the "Committee") shall administer the Plan and is designated as the "administrator" within the meaning of Section 3(16) of ERISA. The Committee shall have not less than three nor more than five members, who shall be appointed by the Board of Directors and who may be removed by the Board of Directors at any time with or without cause. A Committee member may resign at any time by filing his written resignation with the Board of Directors.

               All members of the Committee are designated as agents of the Plan for the service of legal process.

               The Company will notify the Trustee in writing of each Committee member's appointment, and the Trustee may assume such appointment continues in effect until written notice to the contrary is given by the Company.

               12.3 Committee's Duties and Responsibilities. The Committee shall have the following duties and responsibilities in connection with the administration of the Plan:

                     (a) interpreting and construing the provisions of the Plan;

                     (b) determining all questions of eligibility to participate, eligibility for benefits, the allocation of contributions, and the status and rights of Participants, Beneficiaries and alternate payees;

                     (c) complying with the reporting and disclosure requirements established by ERISA;

                     (d) determining and deciding any dispute arising under the Plan and administering the Plan's claims procedures;

                     (e) directing the Trustee concerning all payments to be made out of the Trust in accordance with the provisions of the Plan;

                     (f) establishing procedures for withholding of federal income tax from distributions;

                     (g) establishing procedures to prevent the Plan from engaging in transactions described in Section 406 of ERISA and transactions described in Section 4975(c) of the Code;

                     (h) establishing equitable accounting methods and designating additional Valuation Dates;

                     (i) communicating with Participants, Beneficiaries and alternate payee;

                     (j) reviewing the investment performance of the Trustee;

                     (k) reviewing the performance of any advisors appointed by the Committee;

                     (l) selecting and reviewing selected investment funds;

                     (m) making recommendations to the Board of Directors with respect to the amendment or termination of the Plan; and

                     (n) keeping minutes to record its proceedings, acts and decisions pertaining to the administration of the Plan.

               12.4 Committee's Powers. The Committee will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the operation and administration of the Plan. It shall interpret and apply all provisions of the Plan and may supply any omission or reconcile any inconsistency or ambiguity in such manner as it deems advisable, including the adoption of interpretative memoranda. All determinations and any actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law; provided, however, that the Committee may revoke or modify a determination or action previously made in error. The Committee shall exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment to persons in similar circumstances.

               The Committee may delegate to any such agent or any sub-committee or member of the Committee its authority to perform any duty or responsibility specified in Section 12.3, including those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. Any member of the Committee, any sub-committee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service as both Committee member and Trustee) with respect to the Plan.

               Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. The Committee may adopt and amend such rules for the conduct of its business and administration of the Plan as it deems advisable.

               12.5 Chairman of the Committee. The Committee shall elect any Committee member to serve as Chairman, and may remove him at any time. The Chairman, or a majority of the Committee members then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the Committee; and any person may rely upon any instrument or memoranda so executed as evidence of the Committee's action or decision indicated thereby.

               12.6  Claims Review Procedure.  If a Participant
          (Beneficiary or alternate payee) believes a benefit or distribution is due under the Plan, he may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

               If the request for distribution is disputed or denied, the following action shall be taken:

                     (a) First, the Participant (or Beneficiary) will be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice will set forth the specific reasons for the denial, including any relevant provisions of the Plan. The notice will also explain the claims review procedure of the Plan.

                     (b) Second, the Participant (or Beneficiary) shall be entitled to a full review of his request for a distribution. A Participant (or Beneficiary) desiring a review of the dispute or denial must request such a review, in writing, no later than 60 days after notification of the dispute or denial is received. During the review, the Participant (or Beneficiary) may be represented and will have the right to inspect all documents pertaining to the dispute or denial. Any such review may include a hearing for the Participant or his designated representative.

                     (c) The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), and the decision will be rendered no later than 120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

               12.7 Information from Participants, Beneficiaries and Alternate Payees. Each Participant, Beneficiary and alternate payee shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

               12.8 Actions. Any action taken by the Plan Administrator or Committee on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan.

               All decisions of the Plan Administrator or Committee shall be uniform and made in a nondiscriminatory manner.

               12.9 Bond. The Company shall purchase a bond for the Plan Administrator or Committee and any other fiduciaries of the Plan in accordance with the requirements of the Code and ERISA.

               12.10 Indemnification. The Company shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental entity), any individual serving as a member of the Committee made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a member of the Committee.

                                     ARTICLE XIII
                                AMENDMENT OF THE PLAN

               13.1 Right to Amend or Suspend Contributions. Subject to the provisions of Section 13.3, the Board of Directors reserves the right to amend the Plan or Trust or suspend contributions to the Plan, in whole or in part, at any time and for any reason without the consent of any Participating Employer, Participant, Beneficiary, or alternate payee. Each amendment of the Plan shall be in writing, executed by order of the Board of Directors and shall be effective on the date specified therein. Notice of any amendment, modification or suspension of contributions to the Plan shall be given by the Board of Directors to the Committee, the Trustee, and to all Participating Employers.

               13.2 Amendment by Committee. Notwithstanding Section 13.1 the Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Sections 401(a), 501(a), 401(k) and 401(m) of the Code or any other applicable section of law and the Regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Employer maintaining the Plan. Such amendment shall be in writing, executed by a majority of the Committee members and shall be effective on the date specified therein. Notice of any amendment by the Committee shall be given to the Board of Directors, the Trustee and to all Participating Employers within a reasonable time.

               13.3  Restriction on Amendment.  No amendment under Sections
          13.1 or 13.2 shall:

                     (a) authorize or permit any part of the Plan assets (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 16.16) to be used for or diverted to purposes other than for the exclusive benefit of the Participants and that Beneficiaries and alternate payees under the Plan prior to the satisfaction of all liabilities of the Plan; and

                     (b) deprive a Participant of his nonforfeitable right to benefits accrued as of the date of such amendment. If the vesting schedule of the Plan is amended in such a way that an Employee might in any Plan Year have less vesting credit under the new schedule than under the schedule prior to the amendment, each Employee with at least three Years of Service may elect to have his nonforfeitable percentage computed without regard to such amendment. The period during which such election may be made shall commence with the date the amendment is adopted and shall end on the later of (i) sixty days after the amendment is adopted, (ii) sixty days after the amendment becomes effective, or (iii) sixty days after the

                          Employee or Participant is provided with written notice of the amendment.

               13.4 Retroactivity. Any amendment or modification of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan or the Trust as a plan and trust meeting the requirements of Section 401(a), 501(a), 401(k), or 401(m) of the Code or any other applicable section of law (including ERISA) and the Regulations issued thereunder.

               13.5 Merger. The Plan may be merged or consolidated with, or its assets and liabilities may be transferred to any other plan only if the benefits which would be received by a Participant in the event of a termination of the Plan immediately after such transfer, merger or consolidation are at least equal to the benefit such Participant would have received if the Plan had terminated immediately prior to the transfer, merger or consolidation.


                                     ARTICLE XIV
                               TERMINATION OF THE PLAN

               14.1 Events Constituting Termination. It is expressly declared to be the desire and intention of each Participating Employer to continue the Plan in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which a Participating Employer may deem it impractical or unwise to continue the Plan established hereunder, and each Participating Employer therefore reserves the right to terminate the Plan at any time insofar as it affects its Employees. Any Participating Employer may terminate its participation in the Plan by action of its board of directors. Such termination shall be evidenced by an instrument of termination executed by an officer of the Participating Employer pursuant to authorization by its board of directors and shall be delivered to the Board of Directors, the Committee and to each other Participating Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.

               With respect to any Participating Employer which has adopted the Plan, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction, its making of a general assignment for the benefit of creditors, its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless coverage for its Employees under the Plan is continued by a successor company, or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Participating Employer.

               The Committee may require any Participating Employer to withdraw from the Plan for failure of the Participating Employer to make proper contributions or to comply with any other provision of the Plan.

               14.2 Partial Termination. Upon the withdrawal of one or more Participating Employers or upon the termination of active participation of a group of Employees, the Committee shall determine, upon the advice of counsel to the Plan and under applicable law, whether a partial termination has occurred with respect to a group of Participants.

               14.3 Disposition of Accounts After a Termination. Upon termination or partial termination of the Plan or upon complete discontinuance of contributions, the Accounts of all affected Participants shall become fully vested and nonforfeitable. Upon the termination or partial termination or upon complete discontinuance of contributions, the Committee shall continue to administer the Plan, the Trustee shall continue to administer the Trust Fund, and all payments to Participants shall continue in accordance with the provisions of Article X; provided, however, that in the event of a partial termination the Committee may direct the Trustee to segregate the assets attributable to the Accounts of the affected Participants and apply such segregated assets for the benefit of such Participants.

               After a Plan termination, the assets of the Plan shall be distributed to the Participants (and others for whose benefits accounts are then maintained) at such time as the Committee determines. No distribution shall be made of Employee-Deferral Account balances as a result of a termination of the Plan unless the Plan is terminated without the establishment or maintenance of another defined contribution plan, as provided in Code Sections 401(k)(2)(B)(i)(II) and 401(k)(10)(A)(i).

               Notwithstanding the foregoing paragraph, upon or after the termination of the Plan, the Board of Directors shall have the power to terminate the Trust.

               14.4  Internal Revenue Service Approval for Distribution.
          In the event that the Committee applies to the Internal Revenue Service for a determination that the termination of the Plan does not disqualify it, no person shall have any right or claim to any assets of the Trust Fund before the Internal Revenue Service shall determine that the Plan is qualified through the proposed distribution of assets under this Article XIV.


                                      ARTICLE XV
                            STAND-BY TOP-HEAVY PROVISIONS

               15.1 Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article XV shall apply and supersede all other provisions in the Plan with respect to a Plan Year for which the Plan is a Top Heavy Plan.

               15.2 Definitions. For purposes of this Article XV and as otherwise used in this Plan, the following terms shall have the meanings set forth below:

                     (a) "Aggregation Group" shall mean the group composed of each qualified retirement plan of a

                          Participating Employer or an Affiliated Company in which a Key Employee is a Participant and each other qualified retirement plan of a Participating Employer or an Affiliated Company which enables a plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                     (b) "Key Employee" shall mean a "Key Employee" as defined in Section 416(i)(1) and (5) of the Code or Regulations. For purposes of determining which employee is a Key Employee, compensation shall mean "compensation" as defined in Section 1.415-2(d) of the Regulations but including employer contributions made pursuant to a salary reduction arrangement.

                     (c) This Plan shall be a "Top Heavy Plan" for any Plan Year if, as of the Determination Date (as defined in paragraph (d) below), the aggregate of the Accounts under the Plan for Participants who are Key Employees (as defined in paragraph (b), above) exceeds 60% of the aggregate of the Accounts of all Participants or if this Plan is required to be in an Aggregation Group (as defined in paragraph (a), above) which for such Plan Year is a top-heavy group.

                     (d) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

               15.3 Vesting. If the Plan is a Top Heavy Plan with respect to any Plan Year, the Vested Interest of each Participant who has performed one Hour of Service on or after the date the Plan becomes a Top Heavy Plan shall not be less than the percentage determined in accordance with the following vesting schedule:

                    ----------------------------------------
                    Years of Service         Vested Interest

                    Less than 2 years             0%
                    2 years but less than 3      20%
                    3 years but less than 4      40%
                    4 years but less than 5      60%
                    5 years but less than 6      80%
                    6 years or more             100%

                     The following additional rules shall apply:

                     (a) The Top-Heavy vesting schedule set forth in this Section shall apply to the entire balance of such accounts, including benefits which accrued before the Plan became Top-Heavy.

                     (b) In the event the Plan ceases to be Top-Heavy, the vested and nonforfeitable percentage of each Participant's Employer Contribution Account shall not be reduced by a change in the Plan's vesting schedule.

                     (c) The Top-Heavy vesting schedule set forth above shall not apply to the Employer Contribution Account of any Participant who does not have an Hour of Service after the Plan initially becomes Top-Heavy. The vested interest of such Participant in his or her Employer Contribution Account shall be determined without regard to this Section.

                     (d) If the Plan ceases to be Top-Heavy, the vesting schedule set forth in this Section shall apply to all Employer Contributions attributable to Plan Years after the Plan ceases to be Top-Heavy.
                          Such change in the vesting schedule shall be treated as an amendment and the provisions of
                          Section 13.3 shall apply.

               15.4 Minimum Contribution. For each Plan Year that the Plan is a Top Heavy Plan, the Employer Contribution (including forfeitures but excluding rollovers pursuant to Section 3.8) allocable to the Accounts of each Participant who has performed an Hour of Service at the end of the Plan Year and who is not a Key Employee, shall not be less than the lesser of (i) 3% of such Participant's compensation, within the meaning of Section 415 of the Code, or (ii) the percentage at which contributions and forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest.
          Such allocation shall be made for each Participant who is not a Key Employee and who is employed by the Employer through the last payroll period ending within the Plan Year. For the purpose of determining the appropriate percentage under clause (i), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code. Compensation, for purposes of determining a minimum contribution, is Section 415 Compensation.

               15.5 Limitations on Contributions. For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code. If, after substituting 90 percent for 60 percent wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of this Section 15.5 shall not be applicable if the minimum Employer Contribution (including forfeitures) allocable to the Accounts of any Participant who is not a Key Employee is determined by substituting "4" for "3". If the Participant is a participant in both a defined contribution plan and a defined benefit plan, the benefit from the defined contribution plan minimum shall be comparable to a 3% defined benefit plan benefit.

               15.6 Other Plans. The Committee shall, to the extent permitted by the Code and in accordance with the Regulations, apply the provisions of this Article XV by taking into account the benefits payable and the contributions made under any other plans maintained by a Participating Employer or Affiliated Company which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions by making a comparability analysis to prove that the defined contribution plan is providing a benefit at least equal to the minimum benefit under the defined benefit plan.


                                     ARTICLE XVI
                                  GENERAL PROVISIONS

               16.1 Plan Voluntary. Although it is intended that the Plan shall be continued indefinitely, this Plan is entirely voluntary on the part of the Participating Employers and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of the Participating Employers. The Plan shall not be deemed to constitute a contract between a Participating Employer and any Employee or to be a consideration for, or an inducement for, the employment of an Employee by an Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge or to terminate the service of any Employee at any time without regard to the effects such discharge or termination may have on any rights under the Plan.

               16.2 Payments to Minors and Incompetents. If a Participant, Beneficiary or alternate payee entitled to receive any benefits hereunder is a minor or is deemed by the Committee, or is adjudged, to be legally incapable of giving valid receipt and discharge for such benefits, such benefits will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

               16.3 Missing Payee. The Committee shall retain the address of each Participant, Beneficiary or alternate payee. Any notice sent to the last address filed with the Plan Administrator or for the last address indicated on an Employer's records will be binding upon a Participant or Beneficiary.

               16.4 Required Information. Each Participant shall file with the Committee such pertinent information concerning himself, his spouse and his Beneficiary as the Committee may specify, and no Participant, or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless and until such information is filed by or with respect to him.

               16.5 Subject to Trust Agreement. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement.

               16.6 Communications to Committee. All elections, designations, requests, notices, instructions, and other communications from an Employee, a Participant, Beneficiary, or alternate payee to the Committee required or permitted under the Plan (i) shall be in such form as is prescribed from time to time by the Committee, (ii) shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and (iii) shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.

               16.7 Communications from Employer or Committee. All notices, statements, reports and other communications from an Employer or the Committee to any Employee, Participant, Beneficiary or alternate payee shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Employee, Participant, Beneficiary or alternate payee at his address last appearing on the records of the Committee or Company, or when posted by the Company or the Committee as permitted by law.

               16.8 Action. Except as may be specifically provided herein, any action required or permitted to be taken by an Employer may be taken on behalf of the Employer by any authorized officer of the Employer.

               16.9 Liability for Benefits. Neither the Trustee, the Employers, the Committee nor the Plan Administrator guarantee the Trust from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employers, the Committee and the Plan Administrator to make any payment is limited to the available assets of the Trust.

               16.10 Named Fiduciary. The "named fiduciaries" of the Plan within the meaning of ERISA Section 403 shall be (a) the Employer, (b) the Plan Administrator, (c) the Trustee, and
          (d) the Committee.

               16.11 Gender. Whenever used in the Plan the masculine gender includes the feminine.

               16.12 Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

               16.13 Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of Louisiana.

               16.14 Reversion of Employer Contributions. In no event shall the assets of the Plan revert to the benefit of the Employer. Notwithstanding any provision of the Plan to the contrary, however, all contributions by Employers are conditioned upon the deductibility of such contribution under Code Section
          404. To the extent that a deduction is disallowed for an Employer's contribution, the Trustee shall return the principal amount of such contribution upon the demand of the Employee. Any such demand shall be made within one year following the final determination of the disallowance.

               Further, notwithstanding any provision of the Plan to the contrary, any contribution which is made by the Employer on account of a good faith mistake of fact may be returned to the Employer. The Employer shall notify the Trustee, in writing, of such mistake within one year of the contribution. The Trustee shall return the principal amount of the Employer Contribution as soon as possible, but in any event within 60 days after written notification by the Employer.

               The maximum amount that may be returned to an Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (a) the amount contributed, over, as relevant,
          (b)(i) the amount that would have been contributed had no mistake of fact occurred, or (ii) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

               16.15 Expenses. All expenses of administration shall be paid from the Trust unless paid directly by the Employer. The Employer may reimburse the Trust for any administrative expense paid by the Trust; such reimbursement shall not be treated as an Employer Contribution under the terms of the Plan.

               EXECUTED in multiple originals in New Orleans, Louisiana, effective as of the 20th day of September, 1996.
                              ----        ---------

          WITNESSES:                     AVONDALE INDUSTRIES, INC.

          /s/ JACKIE H. WALKER           BY: /s/ THOMAS M. KITCHEN
          --------------------               ---------------------

          /s/ BL HICKS
          ------------

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
                       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                                 ---------------------
                                             Print Name: Thomas M. Kitchen
                                                         -----------------
                                             Title: VP & CFO
                                                    --------
          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 23rd DAY
                         ----
          OF September, 1996.
             ---------

          /s/ A. BLOMKALNS
          ----------------
          NOTARY PUBLIC

                                     Appendix "A"
                               Participating Employers


               The following Participating Employers have entered under this Plan as of the following dates:

           -----------------------------------------------------------------
               Participating Employer           Date of Participation
           -----------------------------------------------------------------
           Avondale Gulfport Marine Inc.             January 1, 1996
           Avondale Industries of New York, Inc.     January 1, 1996
           Avondale Services Corp.                   January 1, 1996
           Avondale Shipyards of Texas, Inc.         January 1, 1996
           Avondale Transportation Company, Inc.     January 1, 1996
           Avondale Enterprises, Inc.                January 1, 1996
           Avondale Construction Management, Inc.    January 1, 1996